UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
February 5, 2023
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices and Zip Code)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    As part of the significant steps previously announced by management to reduce the costs and operating expenses of Micron Technology, Inc. (“Micron”), on February 5, 2023, the Compensation Committee of Micron’s Board of Directors (the “Compensation Committee”) approved a reduction (the “Reduction”) of the annual base salaries of Micron’s Chief Executive Officer, Chief Financial Officer, and other named executive officers (together, the “NEOs”) by 20% for the Chief Executive Officer, 15% for each NEO that is an executive vice president, and 10% for the NEO that is a senior vice president, effective with the payroll period commencing February 5, 2023, and continuing at the reduced amount through the remainder of Micron’s 2023 fiscal year (“fiscal 2023”). Bonuses for all NEOs have also been suspended for fiscal 2023. As a result of these actions, the reduction in fiscal 2023 target total cash compensation for each of Micron’s NEOs ranges from 53% to 75%.

On February 5, 2023, the Compensation Committee agreed to amend the severance agreements in place with Micron’s Chief Executive Officer, Chief Financial Officer, and other NEOs, to provide that any severance benefits received pursuant to the agreements will be determined using the annual base salaries in effect immediately before the Reduction.

Micron is also reducing base salaries among a broad group of its executive level employees. In addition, Micron’s Board of Directors (the “Board”) voluntarily reduced the cash compensation of the non-employee members of the Board by 20% effective with the next full non-executive director compensation period and continuing at the reduced amount through fiscal 2023.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	February 9, 2023	By:	/s/ Rob Beard
		Name:	Rob Beard
		Title:	Senior Vice President, General Counsel and Corporate Secretary